Exhibit 99.3

Message to all UHS employees (EMAIL)

To our remarkable UHS team members,

Today, I am pleased and proud to share some momentous news. Moments ago, we announced that UHS has entered into an agreement that would enable us to form a new public company with a new name—Agiliti. Upon the closing of the transaction later this year, we expect that the common stock of Agiliti will trade on the Nasdaq Stock Market under the ticker symbol “AGTI.”

This announcement signifies a monumental next step for the company and for all of us. Let’s talk about how we got here.

First, this represents an incredible accomplishment—earned by every team member at UHS. The opportunity to go public is one of the most exciting occasions in the life of a company. It is a direct acknowledgment of the successful and healthy business we’ve created, and it is a platform that will enable us to continue on our current path, making a difference for customers and patients for years to come.

Second, this opportunity found us—not the other way around. Our efforts to grow UHS into a Category of One company have yielded meaningful results, enabling us to create new benefits for our team members and continue expanding the breadth of our service offerings to customers.

In late 2017, we were approached with the opportunity to continue our evolution as a publicly traded company. After more than nine months spent investigating and carefully evaluating this option, we believe this model best positions us to advance Equipment Value Management (EVM) and our individual solution offerings for customers and will create new benefits for our team members as we unlock additional capital to propel our growth.

Becoming Agiliti

We reached this milestone over the past several years through the thoughtful transformation of our business from the inside out. We began with a new strategy that aligned customers at the center of all we do. We created EVM—a framework for our service offerings that we believe is unlike any other solution on the market. And, we consistently demonstrated the value of what we do best: helping healthcare providers cut costs without cutting corners, showing-up whenever and wherever we’re needed with the equipment patients need maintained to the highest quality standard in the industry.

As we begin this exciting new era, we feel it is time that our name and our brand better reflect the company we are today. After much effort and consideration, we believe we’ve created a name that represents the best of who we are and what we do. That new name is Agiliti.

Why Agiliti?

Simply stated, it represents certain truths about our company:

•                       That we are agile in the services that we provide

•                       That we are nimble and well positioned to adapt as healthcare changes and customer needs evolve

•                       That our solutions enable healthcare providers to deliver patient care with greater efficiency

•                       That we operate with speed and intelligence, driven by insights that influence positive outcomes

•                       And, that we provide expertise to our customers, based on experienced best practices that deliver results

We have proven time and again that we can change, evolve, and adapt without losing vision or purpose. Despite changing hands in ownership, venturing in and out of new product categories, and embarking on bold strategies over the course of our history, the foundational purpose of the company has remained constant—to deliver high quality, patient-centered service and support to healthcare providers nationwide. That purpose defines our path and enables us to make smart choices about our future. The courage to change and grow defines us as Agiliti.

What’s next

Today’s announcement marks the beginning of a new journey—but, rest assured, we will take measured steps together as we prepare to become a public company. The changes we announced today are significant, but there is far more that won’t change as a result of this transition—like our operations, our leadership team, our belief and aspirations, our offerings and service commitments to customers. In fact, aside from a few modifications to meet certain regulatory and stock exchange requirements, we will continue operating as we do today.

Over the coming weeks, you will receive regular updates about the transaction, plus opportunities to engage in our Becoming Agliti campaign as we work together to rebrand the company for the future. In the meantime, you will find answers to some of your initial questions in the attached Team Member FAQ. We also invite you to share your questions or comments with us at any time in the Becoming Agiliti group on Yammer or by writing to BecomingAgiliti@uhs.com.

Thank you for all you’ve done to help us build a successful, admired company. As we enter this next chapter, we should all feel an extraordinary sense of pride in the company we have always been, and will continue to be, as we move forward with Agiliti.

-Tom

Participants in the Solicitation

FSAC, UHS, Agiliti and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of FSAC’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of FSAC’s directors and officers in FSAC’s filings with the SEC, including FSAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 23, 2018. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to FSAC’s shareholders in connection with the proposed business combination will be set forth in the registration statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the registration statement that FSAC intends to cause Agiliti to file with the SEC.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Frequently Asked Questions

Today, Universal Hospital Services (“UHS”), a leading, nationwide provider of healthcare technology management and service solutions, announced that it had entered into a definitive merger agreement with Federal Street Acquisition Corp. (“FSAC”), a special purpose acquisition company sponsored by an affiliate of Thomas H. Lee Partners, L.P. (“THL”), a premier private equity firm investing in middle market growth companies, headquartered in North America.

Pursuant to this agreement, FSAC and UHS will form a new, public company under the name—Agiliti—that we expect will be listed on the Nasdaq Stock Market under the symbol “AGTI” upon the closing of the transaction.

The business combination is expected to close in the fourth quarter of 2018, subject to customary and other closing conditions, including regulatory approvals and approval by FSAC’s shareholders.

GENERAL INFORMATION IN BRIEF

The basics

Today’s announcement marks a new chapter for our company. We expect that when this transaction is completed, UHS will begin operating as a public company and will go to market under a new name—one that reflects the company we are today, the value we bring to healthcare, and the momentum propelling us to future growth as we look forward in our journey. That new name is Agiliti.

The background

Over the course of our nearly 80 years in healthcare, UHS has operated under a variety of ownership structures. We began in 1939 as a private, family-owned company known as the ABC Oxygen Tent Rental Company. Since then, the company has changed hands several times, primarily under the ownership of private equity firms. Our current owner, Irving Place Capital, acquired UHS in 2007.

In late 2017, we were approached with an opportunity to advance our growth as a public company. As we look ahead, we believe that this platform will best enable us to continue executing on our long-term growth plan, create new opportunities for our business and our team members, and advance our position as a leading provider of healthcare equipment services.

QUESTIONS & ANSWERS FOR UHS TEAM MEMBERS

ABOUT THE TRANSACTION

Q: Why are we making this change? Was UHS for sale?

A: The company was not for sale. Over the past nearly 80 years, UHS has operated under a variety of ownership structures—most recently under the ownership of Manhattan-based private equity firm Irving Place Capital who acquired UHS in 2007. The nature of private equity ownership entails that our owners will—at some point—seek to sell the company and collect a return on their initial investment.

Despite changing hands in ownership many times over the course of our history, the foundational purpose of the company has remained constant—to deliver high quality, patient-centered service and support to healthcare providers nationwide. Our efforts to grow UHS into a Category One company have yielded results benefiting our customers, our team members, and our shareholders.

In late 2017, we were approached by FSAC with an opportunity to continue our evolution as a publicly-traded company. After months of review and thoughtful consideration, we believe this opportunity will enable us to advance our service and solution offerings for customers, create new and attractive benefits for our team members and provide the company with additional resources to propel our growth.

Q: Who is Federal Street Acquisition Corp. (FSAC)?

A: FSAC is an affiliate of the Boston-based private equity firm Thomas H. Lee Partners, L.P.—a premier private equity firm investing in middle market growth companies, headquartered in North America.

FSAC is a Special Purpose Acquisition Company (SPAC) that was formed for the purpose of acquiring a healthcare business or a business in another industry.

Q: What is a Special Purpose Acquisition Company (SPAC)?

A: A SPAC—also known as a “blank check company,” is a publicly-traded company formed to identify and complete a business combination with an operating company. The combined company then becomes a publicly-traded company.

Q: How does a SPAC work?

A: A SPAC conducts an initial public offering (IPO) to raise capital from public investors. The funds raised in the IPO are placed in a trust account to fund the acquisition of an operating company. At the completion of the transaction, the SPAC and its target company merge to form a new publicly- traded company.

Q: Who will run the company following this transaction?

A: The company will continue to be led by CEO Tom Leonard and our Executive Management team. The new Board of Directors will be comprised by representatives of entities affiliated with THL and IPC, as well as independent directors. Our current commercial and corporate infrastructures will remain in-tact, and we will continue advancing our EVM strategy, placing customers and patients at the center of all we do.

Q: What will change for us as a result of this transaction?

A: Today, we announced the first step in our journey to become a public company, and for the time being it is business as usual. As a public reporting company, we currently abide by most SEC requirements for public companies. We do not expect that this transition will introduce significant changes to our business or operating model, or to our organizational structure. With certain exceptions to meet certain regulatory and stock exchange requirements, we will continue operating as we do today—focused on meeting the needs of our customers, delivering our market-leading offerings to the highest caliber and quality in the industry, and working together to demonstrate our belief and aspirations which unite our team and define our culture.

Q: Will there be changes to our incentive and/or compensation plans?

A: As a public company, we will continue to measure our performance as we do today, and the compensation plans that are currently in place will remain in place . Following the consummation of the transaction, our new Board of Directors (or a committee thereof) will set the metrics applicable to the combined company’s incentive compensation. Similar to what we do today, we expect to maintain the evaluation of performance for our commercial team on an annual basis based on annual specific criteria to determine rank and reward.

Q: Should we anticipate a change in our organization structure?

A: No. We do not expect changes to our structure or workforce reductions as a result of this transition.

Q: When will the transaction close, and what happens then?

A: Completion of the transaction is subject to customary and other closing conditions, including regulatory approvals, approval by FSAC’s stockholders and a condition that there be sufficient cash to pay the cash portion of the merger consideration, repay existing debt and make other required cash payments at closing.

We expect the transaction to close in the fourth quarter of 2018, at which time we expect that we will begin doing business as Agiliti and the combined company’s common stock will begin trading on the Nasdaq under the ticker symbol AGTI.

As we prepare to become a public company, we will be sharing more information and hosting informational and training sessions for our leaders and all team members. Please stay tuned throughout the coming weeks.

ABOUT OUR NEW NAME

Q: Why are we changing the name of the company?

A: Three years ago, we set out to return UHS to growth. That journey was defined by our new go-to-market strategy for Equipment Value Management (EVM), the evolution of our commercial selling models, and investments in our business to strengthen our operations and our team culture.

Since then, we’ve witnessed a remarkable transformation of the company—the result of our hardworking, dedicated, and talented team members. Today, we hold a new position within the healthcare industry, with expanding customer partnerships, a robust pipeline of new business, and a value proposition that distinguishes us as a Category One.

Throughout our nearly 80-year history, the company has undergone several transformations to meet the changing needs of our customers. Our name has changed over time, but we have always maintained our core purpose. As we look ahead, we believe our name should reflect who we are today, our direction for the future, and the unique attributes that are true to our business and our people. We believe the name Agiliti captures the value we bring to customers and the spirit with which we approach our work.

Q: How did we come up with the name Agiliti? How does it relate to our company?

A: The name “Agiliti” was developed by a cross-functional team from UHS in partnership with an outside marketing firm that specializes in company branding. We aimed to ensure our new name captured the spirit of who we are—reflecting our belief and aspirations and the value of our EVM offering. Through a months-long, facilitated effort, we considered hundreds of name options but were quickly drawn to “Agiliti” (a coined version of “agility”) because of its vivid depiction of how we operate as a company, the responsiveness of our team members, and the unmatched value we believe we deliver to customers.

Q: Will renaming the company create confusion for customers/vendors?

A: We will introduce Agiliti to customers, vendors and the public through a comprehensive communication campaign beginning now and continuing into the future. However, we will not operate under the name Agiliti until after the consummation of the transaction with FSAC. While the name UHS carries a long history for our company, it has often been confused with other similarly named healthcare companies. Customers know us most by our service platform and offerings—not our name. We are confident that our customers, partners and the public will see our name change to Agiliti as a natural move that matches the reputation tied to our services and solutions.

Q: When will we become Agiliti, and what should we expect as we transition to the new name?

A: We will begin doing business as Agiliti when the transaction with FSAC is consummated and the company begins trading as a public company on the Nasdaq. We expect to consummate the transaction in the fourth quarter of 2018, subject to customary and other closing conditions, including regulatory approvals and approval by FSAC’s shareholders.

In the meantime, you will be invited to help us build and implement our new brand. Stay tuned for our upcoming “Becoming Agiliti” series, where you can follow our progress, submit ideas and feedback, and join us in bringing Agiliti to life.

Q: Will we have a new logo and colors?

A: Yes. We are finalizing design options for our new logo and will share that and some of our new visual brand elements in the coming days. Our new color palette will reflect a mix of both old and new—bridging the look of UHS with a fresh new style for Agiliti.

Q: What happens to the UHS uniforms that I purchased and own?

A: We will be introducing new uniforms for our Operations team members, including our hospital-based teams, and we will transition to those new looks when we officially begin operating as Agiliti. We will provide more information on new uniforms and branded Agiliti attire in the coming weeks.

In the meantime, our current uniforms remain available for order through the UHS Company Stores. We recommended that uniforms only be ordered for new employees — or to replace damaged attire. During this transition period, the company will make UHS uniforms available—when needed—at no cost to employees.

ABOUT BECOMING A PUBLIC COMPANY

Q: What will it mean for UHS to be a public company?

A: At the completion of this transaction with FSAC, we expect that the combined company’s common stock will begin trading in the stock market, allowing investors and the general public to buy and sell the company’s stock. This is an exciting step for the company—an acknowledgment of the successful and healthy business we’ve created.

We expect that an expanded set of investors will enable us to more easily raise capital to fund initiatives such as M&A growth or other investments in our business. We will also face greater scrutiny as more eyes and ears will be focused on our performance. We will continue to report our financial and operating results publicly each quarter. We will also adopt some new practices required for public companies.

However, for most of us—especially our team members directly serving customers—the day-to-day changes will be minimal. As we prepare for this next step, what is most important is that we remain focused on our priorities—on serving customers well, continuing to grow our book of business, and remaining engaged in our important role supporting healthcare providers and their patients.

Q: Why did we pursue this transaction over other options?

A: Over the past year, UHS was approached by several organizations interested in acquiring the company—a testament to the strength of our company, team and service offering. Because we were not for sale, we were able to be highly selective in our consideration of potential future owners. When we were approached with the opportunity to become a public company, we initiated a careful, months-long process to evaluate both timing and fit. We concluded that this move would be the best next step for the company—one that would allow us to continue operating much as we do today, maintaining our focus on meeting the needs of our customers and their patients.

Q: UHS was once a public company before returning to private equity ownership. Why consider a model that was unsuccessful in the past?

A: UHS completed an IPO in 1992 and returned to a private company structure in 1998. Since then, the company has undergone tremendous evolution—including the introduction of our EVM framework as a long-term growth platform, the addition and expansion of our On-site Managed Programs, Specialty Equipment and Services, Manufacturer Services and Surgical Services businesses, the addition of RES to extend our CES capabilities, and large investments in our operations and our people to secure a sound foundation. Becoming a public company will allow us to continue on our current path—maintaining our business and operating model, our company structure, and—most important—our culture, aspirations and commitment to customers and patients.

Q: How will becoming a public company affect our customers?

A: Our commitment to serving our customers and their patients never changes. As a public company, we will continue serving customers as we do today. We will be actively communicating with customers throughout this transaction to minimize disruption and distraction.

Q: What does this mean for UHS option holders?

A: This transaction will have certain implications for current UHS options holders. In the coming weeks, we will conduct informational meetings and training sessions and will introduce resources to help you plan ahead.

Q: Will I be able to purchase shares of Agiliti on my own?

A: When we become public, anyone who wishes to own shares of common stock of Agiliti will have that opportunity. In the case of our team members, purchasing and selling shares of common stock of Agiliti will be subject to various policies, including the Insider Trading Policy, which will take effect at the closing of the transaction. At the closing of the transaction, team members will be asked to read and certify their acceptance of a new Insider Trading Policy and other policies. We will share more information on this topic in the coming weeks and following the close of the transaction. You should also consult your personal financial, legal and tax advisors to discuss your specific options.

Q: Will I be able to purchase shares of Agiliti through the company?

A: Over the coming weeks, we will be working to evaluate options for Employee Stock Purchase Plans and other equity-based incentives. We will provide more information on these programs at a later date.

Q: What is the company’s Insider Trading policy, and how does it work?

A: You can find our current Insider Trading policy on our inForm Learning Management System under “Policy Corner” and the “Compliance” section. Note that we will be updating this and certain other company policies throughout this transition, and team members will be asked to read and certify their acceptance of those policies. More on that toward the close of the transaction.

Q: How can I see all of our SEC filings?

A: You can access our most recent SEC filings on the Investor page of UHS.com. To view all historical financial filings for UHS, go to www.sec.gov and hover over “Filings” in the top page menu. Select “Search for Company Filings,” and when you reach that page, enter “Universal Hospital Services” in the search bar.

WHAT HAPPENS NEXT

Q: Is there a chance we may not complete the transaction?

A: The consummation of the transaction is subject to customary and other closing conditions, including regulatory approvals and approval from FSAC’s stockholders and a condition that there be sufficient cash to pay the cash portion of the merger consideration, repay existing debt and make other required cash payments at closing.

While we expect that the closing conditions will be met, we cannot guarantee that that will be the case.

Q: What should we expect between now and the close of the transaction?

A: As we work through this transition together over the coming months, we will take steps to set-up certain systems required for public companies. Over the course of the coming weeks, we will hold required training sessions and certification activities related to becoming a public company. We will also engage in companywide efforts to adopt Agiliti as our new company name and brand.

Q: What should I do if I am contacted by the media?

A: If you are contacted by reporters or news media of any kind, please immediately direct them to Kate Kaiser, vice president of Communication and Investor Relations. In keeping with our Confidentiality policy, under no circumstances should any employee contact media or respond to media requests on behalf of the company without approval and support from our Communication team.

Q: How can we get more information on this announcement and our progress to close the transaction?

A: Beginning with today’s announcement, we will provide regular updates on the status of the transaction with FSAC and our process to become Agiliti.

Please follow the new “Becoming Agiliti” group on Yammer where you can access the latest news, information and updates about this transition. We also invite you to post your questions to the group page so that we can maintain an ongoing, open discussion.

At any time, you can write to us with questions or comments at BecomingAgiliti@uhs.com.

Participants in the Solicitation

FSAC, UHS, Agiliti and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of FSAC’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of FSAC’s directors and officers in FSAC’s filings with the SEC, including FSAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 23, 2018. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to FSAC’s shareholders in connection with the proposed business combination will be set forth in the registration statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the registration statement that FSAC intends to cause Agiliti to file with the SEC.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.